Schedule A

Trusts and Portfolios Covered by the Sub-Advisory Agreement, dated as of September 9, 2008,

between

FMR Co., Inc.

and

Fidelity Management & Research (Hong Kong) Limited

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Central Investment Portfolios LLC	Fidelity Communication Services Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Emerging Markets Equity Central Fund	Equity	09/17/2008
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund	High Income	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund	High Income	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity International Equity Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund	Equity	09/09/2008
Fidelity Central Investment Portfolios LCC	Fidelity Real Estate Equity Central Fund	Equity	09/17/2014
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund	High Income	09/09/2008
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund	Equity	09/09/2008

Agreed and Accepted

as of May 20, 2019

FMR Co., Inc.	Fidelity Management & Research (Hong Kong) Limited

By:

/s/Christopher J. Rimmer

By:

/s/Christopher J. Rimmer

Name:

Christopher J. Rimmer

Name:

Christopher J. Rimmer

Title:

Treasurer

Title:

Treasurer